Exhibit 99.1

Developing clinical stage small molecule therapeutics to treat hormonal and reproductive system disorders

Forward-Looking Statements This presentation contains forward-looking statements and information regarding the future performance and actions of Repros Therapeutics Inc. (RPRX) that involve risks and uncertainties that could cause actual results and actions to differ materially. These risks include those discussed in this presentation and others that can be found in Repros' Form 10-K for the year ended December 31, 2006 and in the Form 10-Q's for the quarters ended March 31 and June 30, 2007, which contain additional important risk factors that could cause actual results to differ from its current expectations and from the forward-looking statements made in this presentation. RPRX is providing this information as of this date and does not undertake any obligation to update any forward-looking statements contained in this document as a result of new information, future events or otherwise. No forward-looking statement can be guaranteed and actual results may differ materially from those we project. The results of initial clinical trials do not necessarily predict the results of later-stage clinical trials. RPRX cannot guarantee that data collected from clinical trials of any product candidate will be sufficient to support FDA or other regulatory approval.

Repros Strategy Focus on small molecule therapeutics for reproductive system disorders that exhibit significant market potential and that are currently underserved Develop highly differentiable drugs Proellex for the treatment of uterine fibroids and endometriosis Androxal for the treatment of endocrine disorders Fertility preservation/improvement in treatment of 2^ hypogonadism Treatment of Metabolic Syndrome in men with idiopathic adult onset hypogonadotropic hypogonadism Outsource clinical development activities "lean," fiscally responsible company with active board Seek maximum return on shareholder investment through corporate transaction

Proellex(tm)

Proellex Product Development Timeline H1'04 H2'04 H1'05 H2'05 H1'06 H2'06 H1'07 H2'07 H1'08 H2'08 H1'09 H2'09 H1'10 H2'10 Cummulative Spending Euro PHI/II UF PreClin Tox US PH II/III UF Study. US UF Extension Study Carcinogenicity Studies US PH III Anemia Euro Endo Phase II US Endo Phase II US PH III UF US UF Open Label Safety US Extension Study NDA NDA NDA UF Pre-IND Mtg UF IND Endo Pre-IND Mtg UF End of PHII Mtg Nov. 30, 2007 Endo End of PHIII Mtg US PH III Endo QT Interval Anemia Fibroid Symptoms Endometriosis Symptoms

Proellex Overview New class of selective progesterone receptor modulator (SPRM) No antiglucocorticoid activity Potential indications: uterine fibroids, endometriosis, breast cancer and HRT Potential significant advantages over existing GnRHa therapies No loss of bone mineral density in clinical trials No chronic drug treatments available Composition of matter patent issued in the US Patent life to 2017 Potential for Hatch-Waxman extension Potential use applications with life to 2027 Licensed from the NIH 44 compounds included in license Worldwide exclusive rights

How Proellex Works Blocks hypothalamus / pituitary axis Shuts down hormonal secretions Long-term side effects including bone loss Selectively blocks progesterone activity Allows tonic hormone secretions Alleviates negative side effects of GnRHa Potential for chronic use GnRHa Proellex Hypothalamus Pituitary Endometrial & Uterine Tissue

Uterine Fibroids Benign, monoclonal, hormone sensitive, smooth muscle tumors of the uterus Most common tumor of the female reproductive tract Heavy bleeding / anemia Abdominal pressure / pain / urinary frequency Affect 20-77% of women age 35 - 55 600,000 hysterectomies conducted annually annually annually annually annually annually annually annually annually annually annually annually Courtesy of Jay Goldberg, MD, MSCP Director, Jefferson Fibroid Center Director, Division of General OB/GYN Jefferson Medical College, Philadelphia, PA

European Phase I/II 12 weeks Placebo 94 12.5 mg Proellex 61 25 mg Proellex 45 50 mg Proellex 47 Lupron 54 Asoprisnil 25mg 64 0 0.5 1 2 3 4 6 8 12 16 24 12.5 mg 91 512 417 199 171 171 153 139 101 79 193 25 mg 374 620 1184 759 593 570 532 501 401 347 333 50 mg 209 760 1355 681 465 371 364 294 238 205 247 Spotting Light Moderate Heavy 12.5 0.8 0.4 2.2 0.4 25 1.8 2.2 0.4 0.4 50 3.6 0.4 0.6 0.4 Lupron 8.6 2.4 1.6 2.4 Placebo 13.4 7.6 8.6 2.2 Mild Moderate Severe Very Severe 12.5 6.4 1.4 1 0 25 5.8 0.8 0.4 0 50 1.6 0 0 0 Lupron 5 1.6 0.4 0.6 Placebo 6.4 1.8 1.8 0.4

Phase 2/3 Uterine Fibroid Trial Final Top-Line Data Released April 3, 2007 Design: N=150 Women with signs and symptoms of uterine fibroids Doses of 0mg, 12.5mg, 25mg Proellex Treated for 3 month with 1 year open label extension Up to 20 US clinical sites Status: 127 patients enrolled, 96 completed, 114 intent-to treat Dropouts: Pbo-15, 12.5 mg-8, 25 mg-8 Sites - 16 in the US 58 patients rolled into one year extension Endpoints: Primary: bleeding Secondary: pain, validated QOL, fibroid size Safety Including: effects on endometrium, bone loss

ZPU-003 Uterine Fibroid Study - Pictoral Blood Loss BL Mo 1 Mo 2 Mo 3 Placebo 113.5 91 83 69 Proellex 12.5 mg 133.5 1 1 1 Proellex 25 mg 120 1 1 1 Median PBAC Score 12.5 and 25 mg p < 0.0001 vs Pl Menorrhagia

ZPU-003 Uterine Fibroid Study - Hemoglobin <11.5 g/DL BL Mo 1 Mo 2 Mo 3 Placebo 10.6 10.6 10.5 10.2 Proellex 12.5 mg 10.2 10.3 12 12.4 Proellex 25 mg 9.9 10.8 11.9 12.1 Median Hemoglobin g/DL 12.5 and 25 mg p < 0.002 vs Pl 1 g increase = ~1 pint of blood

Phase 2/3 Uterine Fibroid Trial UFSQOL Symptom Severity Concern Placebo 40.1 61.6 12.5 mg Proellex 17.4 83.6 25 mg Proellex 14.9 86.6 Normal 22.5 84 UFSQOL Uterine Fibroid Symptom Survey p vs placebo < 0.0001 for both doses p vs placebo < 0.005 for both doses Spies et al, Obstetrics & Gynecology, vol. 99, No. 2, February 2002 Higher Score = Worse Higher Score = Better

Phase 2/3 Uterine Fibroid Trial Safety Conclusions Most common drug related side effects Amenorrhea: 78.6% (no longer considered a side effect) Hot Flashes: 16.7% With a small data base, differences in low incidence events have to be interpreted with caution No tendency toward endometrial hyperplasia with increasing doses of Proellex Amenorrhea, an expected pharmacological effect of Proellex, is dose dependent Excluding amenorrhea & hot flashes, the incidence and severity of AEs was similar in all dose groups, and similarly distributed between mild, moderate and severe

Summary of FDA Meetings Held to Date for Proellex FDA willing to consider development of drug for several uterine fibroid indications Preoperative treatment Treatment of perimenopausal women with fibroids Chronic treatment of fibroids to avoid surgery Repros plans to commence a double-blind, placebo controlled Phase 3 trial/s in 4Q07 75-90 patients per trial Open label extension studies as required to satisfy safety data base 4mo treatment (25mg or 50mg Proellex or placebo) followed by drug holiday Following the return of menses and symptoms, patients will be rolled into open-label Proellex for up to 2 additional cycles. Pooled safety data base with endometriosis program Pursue new indication for treatment of anemia due to excessive menstrual bleeding IND for endometriosis opened with Phase II 75 patient trial Electronic diary using modified BBSS

Definition: the presence of epithelial and stromal endometrial cells outside of the uterine cavity Complaints of infertility or pregnancy loss Pelvic pain/back pain Dyspareunia (pain during sex) Dysmenorrhea (menstrual cycle cramps) Endometriosis 5% of women of reproductive age Estimated that 25 - 40% (2 - 4 million) of infertility cases may be due to endometriosis 71 - 87% in women with chronic pelvic pain 53% of teenagers with dysmenorrhea Many women have it without the diagnosis Unmet medical need Oc's, Lupron, Danazol Laparascopic procedures High recurrence rate after treatment Courtesy of Bruce A. Lessey, MD, PhD Professor of Obstetrics and Gynecology University of South Carolina University of South Carolina University of South Carolina University of South Carolina

European Phase 1/2 Endometriosis Trial Design N=40 Women with signs and symptoms of endometriosis Conducted in Europe 6 mo treatment with double-blind 12.5mg, 25mg and 50mg Proellex Active control: open label GnRHa (Lupron) Endpoints: pain, bone loss Regulatory Strategy Evaluate data from European Phase II before commencing U.S. program

Phase 1/2 Endometriosis Trial Updated Interim Analysis Fewer mean days of pain with 50mg Proellex (higher percentage of pain free days than with Lupron) p< 0.05 Lupron not statistically different than 12.5mg and 25mg Proellex dose % Pain Free Days As Reported thru Month 6

Endometrial Thickening/Hyperplasia? Dosing on Day 5

Proellex Effects on Endometrial Thickness Month 3 12.5mg 9 25mg 4 Placebo 6 US Phase II/III Study 0 3 6 Lupron 5.3 3.1 3.5 12.5mg 9.8 11.8 20.9 25mg 8.9 12.9 16.6 50mg 11 9.2 14.5 FDA Recommended Thickness Cutoff Statistically Significant Difference In Month 6 Thicknesses

Unopposed estrogen effect vs Proellex Proliferative Disordered Proliferative Benign Endometrial Hyperplasia Estrogen over Time cysts remodeling variable density Mutter et al, 2007 12.5mg Proellex

Proellex Effects on Estradiol Baseline Month 3 Lupron 154 16.7 12.5 mg Proellex 117 48.8 25 mg Proellex 93.8 75.8 50 mg Proellex 117 46.5 Lupron Produces Statistically Significant Drop in E2 p=0.0007 No Statistically Significant Changes for Proellex Doses Estradiol Baseline vs Month 3

Proellex Effects on Markers of Bone Resorption and Formation Baseline Month 3 Lupron 0.39 0.53 12.5 mg Proellex 0.26 0.36 25 mg Proellex 0.29 0.31 50 mg Proellex 0.29 0.33 ratio @ baseline ratio @ 3 Months 12.5mg 47.9 38 25mg 39.7 36 Placebo 39.1 34 N-Teliopeptide/Creatinine Ratio Bone Resorption Marker (B-Cross Laps) Baseline vs Month 3 Only Lupron Shows Statistically Significant Increase in Resorption Osteocalcin (ng/ml) @ baseline Osteocalcin (ng/ml) @ 3 Months 12.5mg 17.2 19.1 25mg 15 19.1 Placebo 17.6 15

Proellex Regulatory Strategy (Pending Nov. 30, 2007 Type B FDA Meeting) Pursue short course treatment of anemia Pursue chronic symptomatic relief of fibroids Pursue chronic symptomatic relief of endometriosis Small pivotal Phase III's due to strong effect signal in all indications (25 patients per arm) Open label studies to satisfy exposure requirements (approx. 1000 pts. dosed in total = 500+ patients in open label studies) Dosing Paradigm 25 & 50 mg doses 4 mo. Treatment followed by drug holiday to avoid break through bleeding First NDA for anemia end of '08 NDA UF Symptoms H2'09 NDA Endometriosis End of '09

Androxal

Androxal

- Trans isomer of clomiphene citrate
  - Cis isomer opposes action and has increased side effect risk
- Antiestrogen that normalizes pituitary responsiveness in 2º hypogonadal men
- Highly statistically significant results in 6 month Phase III study showing restoration of pituitary responsiveness resulting in normalization of testicular function and testosterone levels
- Non-inferior to Androgel for all parameters measured
- No agreement with FDA re endpoints for pivotal trial


RO
C
C
Cl
trans
RO
Cl
C
C
cis

R = $(C_2H_5)_2NCH_2CH_2$

Repros

Testosterone Market 6/04-6/05 US 461 Rest of World 140 2004 Figures 2003 2004 2005 est. Total Market 399 459 486 Androgel 275 308 326 Androderm 50 57 55 Testim 13 31 43 Testosterone Inj. 31 31 24 A U.S. Phenomenon

Androxal Phase 3 Trial Enrollment completed in Nov. '06 N = 194 men at 18 US sites Patient testosterone levels < 300 ^g/dl FDA agreement re: safety not efficacy Randomized into 4 arms: 2 doses of Androxal, placebo, and Androgel 6 mo study with efficacy assessment at 3 mo with roll over to 12 mo open-label extension Efficacy: testosterone levels, libido, distress Safety: pituitary effects, average testosterone, sperm function Status: 194 men enrolled, top-line data anticipated June 2007 Open label extension ongoing; data expected June 2008

Androxal Type C FDA Meeting: Oct. 15,2007 Outcome The Bad Testosterone level is an insufficient primary endpoint for Phase III studies of non-testosterone treatments No known quality of life endpoints are sufficient as primary endpoints Avoidance of side effects of testosterone therapy unacceptable basis for apporval The Good Androxal is not considered a controlled drug FDA will consider proposal for treatment of metabolic disorder associated with idiopathic adult onset hypogonadotropic hypogonadism (IAHH) FDA will consider proposal for treatment of infertility or preservation of fertility in hypogonadal men

0 0.5 1 2 12 24 Androgel 192 325 457 523 523 635 Androgel 270 470 373 435 351 401 Androgel 651 761 798 776 1036 1036 Androgel 1163 1221 1046 1321 1293 1113 Androgel 568 1016 1268 1493 2552 1183 50 mg 347 389 470 419 402 482 50 mg 768 770 883 720 626 1104 50 mg 709 634 747 742 819 793 50 mg 607 663 775 750 586 779 50mg 920 851 805 701 739 848 Normal High 1100 1100 1100 1100 1100 1100 Normal Low 300 300 300 300 300 300 <300 300-400 400-800 >800 25 mg 17.1 19.5 53.6 9.8 12.5 mg 27.5 25 45 2.5 Androgel 43.2 19.5 34.1 2.4 Placebo 72.5 22.5 0 0 Testes Exogenous T Number of Patients Screened Patients 601 Patients LH>30 6 Patients On-Study LH>15 24 Patients On-Study >15 Responders 20 Androxal Stimulation Hypothalamus/ Pituitary Axis Month 6 Placebo 267.8 Androgel 370.9 12.5 mg Androxal 402.9 25 mg Androxal 508.7 P vs Androgel = 0.0009 FDA: No T endpoint No QOL Androgel Androxal

Advantages of Androxal Over Leading Therapies Androxal No Partner Risk Self Limiting Dose No Abuse No Supra-Normal Levels Simple Treatment & Follow- up More Reproducible Results Maintain/Restore Fertility Oral Therapy Restoration of Normal Function Potential for Non-Chronic Therapy T Gels/Creams & Injections Partner Risk Exposure risk to female partner for gels Dose Selection Non-predictable T Peaks Inconvenient Administration Potential for Abuse & Prostate Effects Easily Achieves Supra-Normal Levels Worsens Problem for Secondary Hypogonadism Negative Feedback on LH/FSH Causes Infertility & Shrinks Testes FDA

ZA-003 Androxal - Hypogonadotrophic Hypogonadism Adverse Events by System Organ Class Organ Class Androxal 12.5mg Androxal 25mg Androgel Placebo Respiratory 15.9 8.0 10.6 10.6 GI 13.6 8.0 4.3 8.5 General 11.4 6.0 4.3 2.1 Investigations 6.8 6.0 17.0 2.1 Musc Skel 13.6 0 8.5 12.8 Cardiac 2.3 8.0 2.1 2.1 CNS 6.8 2.0 6.4 8.5 Reproductive 6.8 2.0 4.3 6.4 Skin/Tissue 4.5 2.0 8.5 4.3 Psychiatric 2.3 2.0 12.8 0

Androxal Regulatory Strategy Conduct Phase IIb study in men with AIHH and Metabolic Syndrome Conduct Phase IIb study in hypogonadal men of reproductive age showing improvement or maintenance of fertility/sperm status No primary Quality of Life endpoints

Impact of Hypogonadism on Insulin Sensitivity and *Metabolic Syndrome*


Glucose Disposal Rate M (mg/kg min)
8
7
6
5
4
3
2
1
0
P<0.05
T<280
T>280

T<280 90% *Metabolic Syndrome*
T>280 29% *Metabolic Syndrome*

- **American Heart Association definition of *Metabolic Syndrome***
  - Elevated waist circumference, ≥ 40"
  - Triglycerides, ≥ 150 mg/dl
  - Reduced HDL, < 40 mg/dl
  - Elevated Blood Pressure, ≥ 130/85
  - Elevated Fasting Glucose, ≥ 100 mg/dl

"In men, low T levels predisposes to central obesity and predicts the development of both the metabolic syndrome and DM2."

Pitteloud et al, Journal of Clinical Endocrinology & Metabolism 90(5):2636-2641

Endocrine Effects of Androxal US Phase III Safety Study Results 0 1 2 3 12.5 263 210 201 219 25 184 189 167 159 Androgel 199 181 198 196 Placebo 204 203 202 202 0 1 2 3 12.5 120.7 118 111.5 109.7 25 120.8 119 111.6 111.4 Androgel 108.9 106.6 106.5 113.2 Placebo 114 115 114.7 117.4 0 1 2 3 12.5 204 182 181 181.8 25 190.5 180.5 179.7 182.2 Androgel 206.5 198.9 203 190.1 Placebo 194.4 192.2 195 191.9 "....we conclude that insulin resistence is associated with a decrease in Leydig cell T secretion in men." Pitteloud et al, Journal of Clinical Endocrinology & Metabolism 90(5):2636-2641 Normal or Metabolic Syndrome Cutoff 0 1 2 3 12.5 4.5 8.8 8.9 7.2 25 4.8 11.8 12.7 10.7 Androgel 3.5 1.2 1.1 1 Placebo 3.6 3.7 3.8 3.5 T = 513.1 ng/dl T = 457.7 ng/dl T = 266.1 ng/dl Leydig Cell Test = 0 ng/dl

Androxal Lasting Pituitary Stimulation Screening 12:00:00 AM 1/10/1900 1/14/1900 1/21/1900 26 33 99 50mg 258.5 306.4 602.8 607.4 579.6 563 535 300 25mg 253.1 295.8 476.8 546.1 456.1 405 300 300 12.5mg 225.1 216 484.4 436.6 356.9 300 300 300 5G Androgel 244 278.8 384 534.6 281 Placebo 267.9 305.1 253.6 306.4 266.4 Last Dose n=50 Estimated Duration of Effect 12.5 25 50 Androgel 5G Androgel 10G Pbo Day 1 4.5 3.8 5.6 4 2.9 4 Day 15 8 10.6 10.7 2 2 4.5 Follow-up 6.7 8.4 8.6 4.5 3.6 5

Change in Serum Glucose Subset of Men BMI>26, Glucose >99 (+50% patients studied) 0 1 2 3 Androxal Pooled 0 -15 -16 -23 No significant change in Placebo or Androgel arms Significant mean change in Androxal arm p<0.01 0 1 2 3

Metabolic Syndrome Clinical Strategy Submit white paper to FDA FDA to determine if IND to be moved to endocrine division Commence Phase IIb study in academic setting to elucidate Androxal effects on metabolic syndrome Submit protocol for Phase III study once Phase IIb is complete

Impact of Androxal on Male Fertility Baseline 6 Months Androgel 5.42 1.1 12.5 mg Androxal 7.02 9.1 25 mg Androxal 6.4 11.8 Comparison of Means p=0.011 Comparison of Median p=0.0045 32% of men in study under age of 50 Exogenous testosterone suppresses pituitary secretion of FSH FSH required for stimulation of sertoli cell spermatogenisis Suppressed FSH suppresses spermatogenisis as evidenced by reduction in testicular size

Fertility Clinical Strategy Submit white paper to FDA Commence Phase IIb study in academic setting to elucidate Androxal effects on fertility Submit protocol for Phase III study once Phase IIb is complete

Androxal Product Development Timeline H1'04 H2'04 H1'05 H2'05 H1'06 H2'06 H1'07 H2'07 H1'08 H2'08 H1'09 H2'09 H1'10 H2'10 Cummulative Spending US PHI/II PreClin Tox US PH III Safety Study. US Extension Study Carcinogenicity Studies US PH Ib Fertility US PH IIb metabolism Phase III Studies End of PII Mtg IND Type C Mtg Oct. 15, 2007 Attempt at SPA NDA

Repros Fundamentals Shares Outstanding 12,774,904 (all common, no warrants) 2005 Cash Burn $7,391,000 2006 Cash Burn $14,195,000 (no debt) Estimated Burn 2007 <$18,000,000 Unaudited Cash on 10/24/07 : approximately $27.8million Estimated Cash Yearend 2007: +$20 million

Repros Ownership Filing on 10-27-06 Total Reporting Shares: 5,993,082 HBK Management LLC 943,400 ProMed Management LLC 843,485 Great Point Partners LLC 721,100 Xmark Opportunity Partners LLC 698,739 Efficacy Capital Ltd 672,528 UBS Securities LLC 628,801 Quogue 605,754 Caxton Associates LLC 177,505 Barclays Global Investors (CA) 111,424 Joseph Podolski 100,881 Vanguard Group, Inc 89,928 Balyasny Asset Management LLC 80,000 Perceptive Advisors LLC 78,127 Morgan Stanley & Co 78,700 Louis Ploth 32,722 Others (12) 129,988 Filing as of 9-5-07 Total Reporting Shares: 7,584,735 OrbiMed Advisors 1,369,400 Efficacy Capital Ltd 1,014,128 Great Point Partners LLC 921,594 Visium Asset Management 843,388 ProMed Management LLC 663,144 Caxton Associates LLC 438,291 Franklin Advisors 436,300 Wall Street Associates 275,000 Dimensional Fund Advisors 246,415 Balyasny Asset Management 220,785 Barclays Global Investors (CA) 153,421 Citigroup Investment Research 120,101 DWS Investment GmbH 110,000 Joseph Podolski 106,381 Vanguard Group, Inc. 90,174 Fred Alger Management 88,541 AXA Investment Managers,Paris 64,000 AXA Framlington 64,000 Columbus Circle Investors 59,975 Louis Ploth 35,717

Date Close Volume 10/24/2007 0.075796 10/23/2007 0.2111 10/22/2007 0.0761 10/19/2007 0.099 10/18/2007 0.1058 10/17/2007 0.2012 10/16/2007 0.5684 10/15/2007 0.0367 10/12/2007 0.061 10/11/2007 0.1115 10/10/2007 0.0286 10/9/2007 0.0544 10/8/2007 0.0259 10/5/2007 0.0911 10/4/2007 0.0907 10/3/2007 0.1284 10/2/2007 0.1663 10/1/2007 0.098 9/28/2007 0.0431 9/27/2007 0.0658 9/26/2007 0.0247 9/25/2007 0.0733 9/24/2007 0.0875 9/21/2007 0.093 9/20/2007 0.0922 9/19/2007 0.0181 9/18/2007 0.0456 9/17/2007 0.0725 9/14/2007 0.0626 9/13/2007 0.1192 9/12/2007 0.081 9/11/2007 0.0559 9/10/2007 0.032 9/7/2007 0.0627 9/6/2007 0.0812 9/5/2007 0.0701 9/4/2007 0.0601 8/31/2007 0.0593 8/30/2007 0.0811 8/29/2007 0.0975 8/28/2007 0.1433 8/27/2007 0.0947 8/24/2007 0.0765 8/23/2007 0.0758 8/22/2007 0.0805 8/21/2007 0.0412 8/20/2007 0.0385 8/17/2007 0.1521 8/16/2007 0.0996 8/15/2007 0.0561 8/14/2007 0.0764 8/13/2007 0.095 8/10/2007 0.0815 8/9/2007 0.1916 8/8/2007 0.2286 8/7/2007 0.0669 8/6/2007 0.0928 8/3/2007 0.0758 8/2/2007 0.0496 8/1/2007 0.0271 7/31/2007 0.0544 7/30/2007 0.0868 7/27/2007 0.0522 7/26/2007 0.2477 7/25/2007 0.0607 7/24/2007 0.0581 7/23/2007 0.0335 7/20/2007 0.0511 7/19/2007 0.0272 7/18/2007 0.0414 7/17/2007 0.0198 7/16/2007 0.0454 7/13/2007 0.0521 7/12/2007 0.0612 7/11/2007 0.0384 7/10/2007 0.0482 7/9/2007 0.0423 7/6/2007 0.0907 7/5/2007 0.1868 7/3/2007 0.0555 7/2/2007 0.1346 6/29/2007 0.0603 6/28/2007 0.0984 6/27/2007 0.0533 6/26/2007 0.0813 6/25/2007 0.1003 6/22/2007 0.0632 6/21/2007 0.0666 6/20/2007 0.1636 6/19/2007 0.1035 6/18/2007 0.1385 6/15/2007 0.3249 6/14/2007 0.0719 6/13/2007 0.2104 6/12/2007 0.2223 6/11/2007 0.0893 6/8/2007 0.0836 6/7/2007 0.1552 6/6/2007 0.1338 Cash (MM) Date Close 10/24/2007 12.54 10/23/2007 12.62 10/22/2007 12.33 10/19/2007 12.28 10/18/2007 12.41 10/17/2007 12.64 10/16/2007 12.69 10/15/2007 10.73 10/12/2007 10.69 10/11/2007 10.98 10/10/2007 10.85 10/9/2007 10.71 10/8/2007 11.24 10/5/2007 11.29 10/4/2007 11.5 10/3/2007 11.28 10/2/2007 11.53 10/1/2007 11.34 9/28/2007 11.5 9/27/2007 11.7 9/26/2007 11.07 9/25/2007 11.11 9/24/2007 11.22 9/21/2007 10.76 9/20/2007 10.95 9/19/2007 10.35 9/18/2007 10.15 9/17/2007 10.23 9/14/2007 10.28 9/13/2007 10.4 9/12/2007 10.45 9/11/2007 10.63 9/10/2007 10.87 9/7/2007 10.6 9/6/2007 10.99 9/5/2007 11.03 9/4/2007 11.18 8/31/2007 10.64 8/30/2007 10.64 8/29/2007 10.5 8/28/2007 10.42 8/27/2007 11.49 8/24/2007 11.87 8/23/2007 12.32 8/22/2007 12.33 8/21/2007 12.5 8/20/2007 12.55 8/17/2007 12.74 8/16/2007 12.59 8/15/2007 12.77 8/14/2007 12.94 8/13/2007 13.42 8/10/2007 13.97 8/9/2007 14.11 8/8/2007 13.88 8/7/2007 13.17 8/6/2007 12.4 8/3/2007 12.86 8/2/2007 13.45 8/1/2007 13.18 7/31/2007 13.15 7/30/2007 13.19 7/27/2007 13.02 7/26/2007 12.87 7/25/2007 12.5 7/24/2007 12.69 7/23/2007 13.1 7/20/2007 13.07 7/19/2007 13.09 7/18/2007 13.07 7/17/2007 13.29 7/16/2007 13.14 7/13/2007 13.4 7/12/2007 13.42 7/11/2007 13.07 7/10/2007 12.83 7/9/2007 12.99 7/6/2007 12.92 7/5/2007 12.71 7/3/2007 12.48 7/2/2007 12.46 6/29/2007 12.5 6/28/2007 12.81 6/27/2007 12.84 6/26/2007 12.59 6/25/2007 12.99 6/22/2007 12.77 6/21/2007 12.81 6/20/2007 12.84 6/19/2007 12.67 6/18/2007 13.16 6/15/2007 12.58 6/14/2007 13.36 6/13/2007 13.16 6/12/2007 14 6/11/2007 14.93 6/8/2007 14.56 6/7/2007 14.03 6/6/2007 14.34 2004 Repros Performance 2004 - to Date 2005 2006 $8.2 $5.5 $23.9 $21.1 $19.1 $16.8 $12.5 $9.9 $6.7 $35.7 $31.8 2007 2,610,000 Share Follow-on Net $33 million

Anticipated Financing Events Attempt to License Ex-US Androxal Opportunity If no license, raise +$20 million mid Q2 Funding post Ph II Proellex data and second cycle fibroid results If license of Androxal +$10 million, fund raising delayed until Q3 If Market Cap stagnates attempt Japan license for Proellex (potentially obviates financing event)

Recent and Upcoming Milestones ? 4Q06 Report interim U.S. Phase 3 Androxal results ? 4Q06 Report interim results from Proellex Phase 1/2 endometriosis trial ? 4Q06 Report interim results from Proellex Phase 2/3 fibroid trial ? 1Q07 Raise $33 million in public offering ? 2Q07 Report top-line Proellex Phase 2/3 fibroid data ? 3Q07 Initiate double-blind US Proellex Phase 2 endometriosis trial ? 3Q07 Report top-line Phase 3 Androxal data ? 4Q07 Initiate Proellex Phase 3 fibroid trial ? 1Q08 Report on Proellex open-label fibroid trial ? 2Q08 Report on Proellex endometriosis PhII Study ? 4Q08 Submit Proellex NDA for anemia indication

Thank you